Exhibit 99.4

TRIUMPH BANCORP ANNOUNCES COMMENCEMENT OF COMMON STOCK OFFERING

DALLAS – April 9, 2018 (GLOBE NEWSWIRE) — Triumph Bancorp, Inc. (NASDAQ: TBK) (the “Company”) announced today that it has commenced an underwritten public offering of shares of its common stock with a targeted transaction size of $175 million. The Company intends to grant the underwriters an option, exercisable in whole or in part for 30 days, to purchase additional shares of its common stock.

Stephens Inc., Keefe, Bruyette and Woods, A Stifel Company and Sandler O’Neill + Partners, L.P. are serving as joint book-running managers for the offering. Wells Fargo Securities, D.A. Davidson & Co. and Piper Jaffray & Co., are serving as co-managers for the offering.

The Company intends to use a portion of the net proceeds of this offering to fund a portion of the consideration payable in the pending acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corporation, as well as, for general corporate purposes.

The shares will be issued pursuant to an effective shelf registration statement (File No. 333-223411) the Company filed with the Securities and Exchange Commission (the “SEC”) which was declared effective on March 30, 2018, and only by means of a prospectus supplement and accompanying prospectus. A preliminary prospectus supplement has been filed with the SEC to which this communication relates. Prospective investors should read the preliminary prospectus supplement, the final prospectus supplement (when available) and the accompanying prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. Copies of these documents are available at no charge by visiting the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus supplement, the prospectus supplement and the accompanying prospectus related to the offering may be obtained by contacting Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attn: Prospectus Department, by emailing prospectus@stephens.com, by calling (501) 377-2131 or by faxing (501) 377-2404.

No Offer or Solicitation

This press release does not constitute an offer to sell, a solicitation of an offer to sell or the solicitation of an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

ABOUT TRIUMPH BANCORP, INC.

Triumph Bancorp, Inc. (Nasdaq: TBK) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com

Forward-Looking Statements

This press release may contain forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates,” or “anticipates,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods that may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the offering; risks relating to our ability to consummate the pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, including the possibility that the expected benefits related to the pending acquisitions may not materialize as expected; of the pending acquisitions not being timely completed, if completed at all; that prior to the completion of the pending acquisitions, the targets’ businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; and of the parties’ being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within our management’s expected timeframes or at all; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, and our prior acquisitions of Valley Bancorp, Inc. and nine branches from Independent Bank in Colorado) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance, or transactions, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K filed by us with the Securities and Exchange Commission.

Triumph Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com | 214-365-6936

Triumph Media Contact:

Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com | 214-365-6930

Source: Triumph Bancorp, Inc.